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Exhibit (n)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the incorporation by reference in this Registration Statement on Form N-2 of our report dated February 14, 2013, relating to the financial statements of Brookfield Mortgage Opportunity Income Fund Inc. as of January 30, 2013, and for the period November 26, 2012 (date of inception), to January 30, 2013.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 25, 2013

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  Exhibit (n)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM